Stock Award No. __

ATLANTIC CAPITAL BANCSHARES, INC.
2015 STOCK INCENTIVE PLAN

Other Stock-Based Award Agreement
(Executive Officer Long Term Incentive Plan (“LTIP”) Award)
Name of Participant:
Award Date:
Number of Shares Subject to Award:

THIS AGREEMENT (this “Agreement”), made the ____ day of ________________ (the “Award Date”), between Atlantic Capital Bancshares, Inc., a Georgia corporation (the “Company”), and _______________________, an Employee of the Company or a subsidiary (the “Participant”).
R E C I T A L S:
In acknowledgement that the Compensation Committee of the Board of Directors of the Company has determined that that the Participant is eligible to receive a Bonus (as defined in the LTIP) under the LTIP for that number of Shares set forth above in recognition of the fact that the Participant has met certain Performance Metrics (as defined in the LTIP), as identified in the Participant’s Officer Award Certificate dated ____________________ (the “Award Certificate”), over a _____-year Bonus Period (as defined in the LTIP) ended December 31, ______, the Company hereby determines that the Shares shall be awarded pursuant to the Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan, as it may be amended (the “Plan”), subject to the following:
1.Incorporation of Plan and LTIP. The rights and duties of the Company and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, and the LTIP, copies of which are delivered herewith or have previously been provided to the Participant and the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in this Agreement and those of the Plan or LTIP, the provisions of the Plan or LTIP shall govern, and, in the event of a conflict between the terms of the Plan and the LTIP, the Plan shall govern, in each case unless the Administrator determines otherwise. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.
2.    Grant of Award. The number of shares of the Company’s common stock (the “Common Stock”) subject to the Other Stock-Based Award (the “Award”) granted under this Agreement shall be ______ shares (the “Shares”). The Award and the Shares shall be subject to such limitations and restrictions as may be provided under the terms of the Plan, the LTIP or this Agreement.
3.    Share Certificates; Dividends and Voting Rights; Settlement. Subject to the conditions of this Section 3, a certificate or certificates representing the Shares subject to the Award shall be issued in the name of the Participant on or as soon as practicable after the Award Date. The Participant shall not be deemed to be the holder of any of the Shares subject to the Award and shall not have any rights of a shareholder unless and until certificates for such Shares have been issued to him or her. The Administrator shall require, as a condition to the grant of the Award and the issuance of the Shares, that the Participant has executed such other agreements required under Section 8(a) hereof. Upon the issuance and delivery of a certificate for the Shares, the Participant shall have such rights and incidents of ownership of the Shares acquired pursuant to the Award, including voting rights, as are permitted by the Plan, this Agreement, any other agreements and any Applicable Law; provided, however, that, all of the Shares subject to the Award shall be subject to any restrictions applicable under the Plan (including but not limited to the provisions of Section 18 therein), this Agreement and any other applicable agreements. The Award shall be payable in whole Shares. The total number of Shares that may be acquired pursuant to the Award (or portion thereof) shall be rounded down to the nearest whole share.
4.    Vesting. The Shares subject to the Award shall be vested immediately as of the Award Date; provided, however, that notwithstanding the foregoing, the Award and the Shares shall be subject to such limitations and restrictions as may be provided under the terms of the Plan or this Agreement.
5.    No Right of Continued Employment or Service; Forfeiture of Award; No Rights to Future Awards. Neither the Plan, the Award, this Agreement nor any other action related to the Plan shall confer upon the Participant any right to continue in the employ or service of the Company or an Affiliate or to interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. The grant of the Award does not create any obligation to grant further awards.
6.    Transferability. The Award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Award to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.
7.    Representations and Warranties of Participant. The Participant represents and warrants to the Company that:
(a)    Agrees to Terms of the Plan, LTIP and Agreement. The Participant has received a copy of the Plan and the LTIP, has read and understands the terms of the Plan, LTIP and this Agreement and agrees to be bound by their terms and conditions.
(b)    Acknowledgement of Receipt in Full. The Participant acknowledges that the Shares being awarded hereunder are in full and complete satisfaction of the Company’s obligation to the Participant under the Award Certificate. Such Shares are being awarded solely based on the Committee’s determination of the extent to which the Performance Metrics (as defined in the LTIP) applicable to the Participant, as described in the Award Certificate, have been met at the end of the _____-year performance period ended December 31, _____.
(c)    Income Tax Consequences. The Participant acknowledges that he or she is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with the Award (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold the Participant harmless from any or all such taxes. The Participant further acknowledges that the Company has made no warranties or representations to the Participant with respect to the tax consequences (including but not limited to income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon acquisition or disposition of the Shares subject to the Award and that the Participant should consult a tax advisor prior to such acquisition or disposition. The Participant acknowledges that he or she has been advised that he or she should consult with his or her own attorney, accountant and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.
8.    Restrictions on Award and Shares.
(a)    Other Agreements. As a condition to the issuance and delivery of the Award, or the grant of any benefit pursuant to the terms of the Plan, the Company may require the Participant or other person to become a party to this Agreement, any shareholders’ agreement, other agreement(s) restricting the transfer, purchase or repurchase of shares of Common Stock of the Company, voting agreement and/or employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, the Participant or other holder shall be permitted to transfer such Shares only if such transfer is in accordance with the terms of the Plan, this Agreement, any shareholders’ agreement and any other applicable agreements. The acquisition of Shares by the Participant or any other holder shall be subject to, and conditioned upon, the agreement of the Participant or other holder to the restrictions described in the Plan, this Agreement, any shareholders’ agreement and any other applicable agreements.
(b)    Compliance with Applicable Law. The Company may impose such restrictions on the Award, the Shares and any other benefits underlying the Award as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws or other laws applicable to such securities. Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock, make any other distribution of benefits or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company is under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company shall have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to the Award in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.
9.    Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of Georgia, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States. The Company and the Participant agree that any dispute arising from this Agreement shall be resolved only in a state or federal court sitting in Fulton County, Georgia, which shall have exclusive jurisdiction over any such dispute. The Company and the Participant consent to the personal jurisdiction and waive any objection to jurisdiction or venue in any such court.
10.    Amendment and Termination; Waiver; Superseding effect. Subject to the terms of the Plan, this Agreement may be amended, altered, suspended and/or terminated at any time, prospectively or retroactively, by the Administrator; provided, however, that any such amendment, alteration, suspension or termination of the Award shall not, without the written consent of the Participant, materially adversely affect the rights of the Participant with respect to the Award. Notwithstanding the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A and federal securities laws). The Administrator also shall have unilateral authority to make adjustments to the terms and conditions of the Award in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law. The waiver by the Company of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant. This Agreement supersedes any statements, representations or agreements of the Company with respect to the grant of the Award or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements.
11.    Withholding. The Participant acknowledges that the Company shall require the Participant to pay the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Award and delivery of the Shares or any other benefit, to satisfy such obligations. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit the Participant to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to the Award, by electing (the “election”) to have the Company withhold shares of Common Stock from the Shares to which the Participant is otherwise entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.
12.    Administration. The authority to construe and interpret this Agreement, the Plan and the LTIP, and to administer all aspects of the Plan and the LTIP, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan and the LTIP. Any interpretation of this Agreement by the Administrator and any decision made by it with respect to this Agreement are final and binding.
13.    Notices. Except as may be otherwise provided by the Plan or determined by the Administrator, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated in the Company’s records, or if to the Company, at the Company’s principal office.
14.    Severability. If any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. To the extent any provision of this Agreement is deemed to be unenforceable as written but could be made enforceable by way of modification or reformation, then it is the intent of the parties that such provision be modified or reformed to make it enforceable to the fullest extent permitted by law.
15.    Right of Offset. Notwithstanding any other provision of the Plan, the LTIP or this Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or other benefit otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable, and, by entering into this Agreement, the Participant shall be deemed to have consented to such reduction.
16.    Compliance with Recoupment, Ownership and Other Policies or Agreements. As a condition to receiving this Award, the Participant agrees that he or she shall abide by all provisions of any equity retention policy, stock ownership guidelines, compensation recovery policy and/or other policies adopted by the Company, each as in effect from time to time and to the extent applicable to the Participant, In addition, the Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply to him or her under Applicable Law.
17.    Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Company and by the Participant on the day and year first above written.
ATLANTIC CAPITAL BANCSHARES, INC.
By:
Printed Name:
Title:
Attest:

Secretary
[Corporate Seal]
PARTICIPANT
By:
Printed Name:

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